SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 3, 2001
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
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            Delaware                                       52-1972128
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     (State of Incorporation)                 I.R.S. Employer Identification No.


7485 New Horizon Way, Frederick, Maryland                        21703
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 Address of principal executive offices                        (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                        Norwest Asset Securities Corporation
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              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.     Other Events

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K, dated October 30, 2000 and filed with the Commission on December 12, 2000 (the "Current Report") by replacing Exhibit No. 4 attached to the Current Report with Exhibit No. 4 attached hereto.


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ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                              Description

            (EX-4) Pooling and Servicing Agreement, dated as of October 30, 2000, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association and First Union National Bank, as trustee.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION

January 3, 2001

                                       /s/ Alan S. McKenney
                                       ---------------------------------------
                                       Alan S. McKenney
                                       Vice President


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                                INDEX TO EXHIBITS

                                                               PAPER (P) OR
EXHIBIT NO.                 DESCRIPTION                        ELECTRONIC (E)
-----------                 -----------                        --------------

(EX-4)                      Pooling and Servicing Agreement,          E
                            dated as of October 30, 2000 among
                            Wells Fargo Asset Securities
                            Corporation, Wells Fargo Bank
                            Minnesota, National Association
                            and First Union National Bank, as
                            trustee.